                                                               Exhibit 1-A(8)(d)


                              REINSURANCE AGREEMENT


                                     Between
                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                                       and
                       THE FRANKLIN LIFE INSURANCE COMPANY

                                TABLE OF CONTENTS


                                                                Page
Reinsurance Coverage                                               1
Reinsurance Limits                                                 2
Placing Reinsurance in Effect                                      3
Computation of Reinsurance Premiums                                3
Payment of Reinsurance Premiums                                    4
Settlement of Claims                                               5
Experience Refunds                                                 6
Premium Tax Reimbursement                                          6
Policy Changes                                                     6
Reinstatements                                                     6
Expenses                                                           7
Reductions                                                         7
Inspection of Records                                              7
Increase in Limit of Retention                                     7
Oversights                                                         8
Arbitration                                                        8
Choice of Law and Forum                                            9
Insolvency                                                         9
Parties to Agreement                                               9
Agreement                                                          9
Execution and Duration of Agreement                               10





Insurance Subject to Reinsurance under
   this Agreement                                          Appendix I
Retention Limits of the REINSURED                          Schedule A
Maximum Amounts which the REINSURED
   may cede Automatically                                  Schedule B
Application for Reinsurance                                Schedule C, Part I
Reinsurance Cession Form                                   Schedule C, Part II
Premium Tables                                             Schedule D


                     R E I N S U R A N C E  A G R E E M E N T


                                     between

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                                       of
                             Springfield, Illinois,

                 hereinafter referred to as the "REINSURED," and

                       THE FRANKLIN LIFE INSURANCE COMPANY
                                       of
                              Springfield, Illinois

                   hereinafter referred to as the "FRANKLIN."


REINSURANCE COVERAGE

               1. On the basis hereinafter stated, the REINSURED'S excess of individual ordinary Life insurance issued by the REINSURED on the policy forms listed in Appendix I shall be reinsured with the FRANKLIN automatically, shall be submitted to the FRANKLIN on a facultative basis, or shall be reinsured with the FRANKLIN as continuations. A continuation is a new policy replacing a policy issued earlier by the REINSURED ("original policy") or a change in an existing policy issued or made either (a) in compliance with the terms of the original policy or (b) without the same new underwriting information the REINSURED would obtain in the absence of the original policy, without a suicide exclusion period or a contestable period as long as those contained in new issues by the REINSURED, or without the payment of the same commissions in the first year that the REINSURED would have paid in the absence of the original policy.

               2. Subject, in the case of facultative submissions for reinsurance, to the REINSURED'S accepting the FRANKLIN'S offer to reinsure, the liability of the FRANKLIN shall begin simultaneously with that of the REINSURED. In no event shall the reinsurance be in force and binding unless the insurance issued directly by the REINSURED is in force and unless the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the REINSURED was properly licensed.

               3. Life reinsurance under this agreement shall be term insurance for the amount at risk that exceeds the REINSURED's retention. The amount of reinsurance shall be the death benefit less the cash value less the retention. The amount of reinsurance will be determined on each anniversary of the policy. For Charter One policies in the first year, the amount of reinsurance will be the Specified Amount (Initial Death Benefit) less the Initial premium less the retention.

               4. Life reinsurance in amounts less than the amount at risk upon $5,000 of insurance shall not be placed in effect under this agreement. Accidental Death reinsurance in amounts less than $5,000 shall not be placed in effect under this agreement.

               5. If the REINSURED issues a policy as a continuation of a policy reinsured under this agreement, reinsurance of the continuation shall continue with the FRANKLIN. Such reinsurance shall be in effect under the reinsurance agreement between the REINSURED and the FRANKLIN which provides reinsurance of the policy form issued as a continuation if there is such an agreement in effect on the effective date of the continuation; otherwise, reinsurance shall be in effect under the terms of this agreement.

               6. The amount of reinsurance under this agreement shall be maintained in force without reduction so long as the amount of insurance carried by the REINSURED on the life remains in force without reduction, except as provided in the "PAYMENT OF REINSURANCE PREMIUMS" and "INCREASE IN LIMIT OF RETENTION" articles.

REINSURANCE LIMITS

               1. If the following conditions are met, reinsurance may be ceded automatically under this agreement in amounts not to exceed those specified in Schedule B.

                  (a)   The REINSURED shall retain its limit of retention.

                  (b) The sum of the amount of insurance already in force on that life in the REINSURED and the amount applied for from the REINSURED on the current application shall not exceed the sum of the appropriate automatic limit shown in Schedule B, and the REINSURED'S maximum limit of retention for the mortality class, plan of insurance, and age at issue on the current application.

                  (c) The sum of the amount of insurance already in force on the life and the amount applied for currently, in all companies, shall not exceed the following amounts.

                            Standard                               $300,000
                            Substandard                            $200,000
                            through Table D
                            Accidental Death Benefit               $100,000

                  (d) The REINSURED has not made facultative application for reinsurance of the current application.

                  (e) The policy was issued in accordance with the REINSURED'S normal individual ordinary life underwriting rules and practices.

                  (f)   The policy is not a continuation.

               2. If the requirements in paragraph I of this article are not met or if the reinsured prefers to do so, it shall make an application for reinsurance under this agreement on a facultative basis for all issues specified in Appendix I other than continuations; the REINSURED may, at its option, make application for reinsurance under this agreement on a facultative basis for other issues.

               3. The FRANKLIN shall have no liability under facultative applications for reinsurance unless the REINSURED has accepted the FRANKLIN'S offer to reinsure.

               4. Continuations shall be reinsured under this agreement only if the original policy was reinsured with the FRANKLIN; the amount of reinsurance under this agreement shall not exceed the amount of the reinsurance of the original policy with the FRANKLIN immediately prior to the new issue or change.

PLACING REINSURANCE IN EFFECT

               1. To effect automatic reinsurance, the REINSURED shall, send to the FRANKLIN a preliminary application of reinsurance in substantial accord with Schedule C, Part I. The cession (Schedule C, Part II) shall be completed by the FRANKLIN and one copy sent to the REINSURED. Upon request, the REINSURED shall furnish the FRANKLIN with copies of any underwriting information in the REINSURED'S files.

               2. When the REINSURED submits a risk to the FRANKLIN for reinsurance upon a facultative basis, a facultative application for such reinsurance shall be made on a form in substantial accord with Schedule C. Copies of the original applications, all medical examinations, microscopical reports, inspection reports, and all other information which the REINSURED may have pertaining to the insurability of the risk shall accompany the application. Upon receipt of such application, the FRANKLIN shall immediately examine the papers and shall notify the REINSURED of its underwriting action as soon as possible.

               3. All offers of reinsurance made by the FRANKLIN under this agreement shall, unless otherwise terminated by the FRANKLIN, automatically terminate on the earlier of (a) the date the FRANKLIN receives notice from the REINSURED of its withdrawal of its application and (b) the later of (i) the date 120 days after the date the offer was made by the FRANKLIN and (ii) the date specified in the FRANKLIN'S approval of a written request from the REINSURED to grant an extension of the offer.

COMPUTATION OF REINSURANCE PREMIUMS

               1. The premium to be paid to the FRANKLIN for Life reinsurance shall be the sum of:

                  (a) the appropriate premium rate from the schedule of premiums in Schedule D applied to the appropriate amount at risk reinsured; plus

                  (b) any flat extra premium charged the insured on the face amount initially reinsured less total allowances in the amount of 100% of any first year permanent flat extra premium and 25% of any renewal permanent flat extra premium for nonsmoking issues and 20% of any renewal flat extra premium for smoker issues and 10% for any temporary flat extra premium for all years. Permanent flat extra premiums are those that are payable for five years or longer; temporary flat extra premiums are those payable for fewer than five years.

               2. The portions of the reinsurance premiums described in the subparagraphs of the preceding paragraph shall hereinafter be referred to as the basic premium.

               3. The premium charged the REINSURED for increases in reinsurance hereunder described in paragraph 4 of the "REINSURANCE COVERAGE" article hereof shall be computed using the age and date of issue of the policy if the increase in face amount is not subject to approval of the REINSURED and using the age at and date of the increase if the increase in face amount is subject to the REINSURED'S approval.

               4. For technical reasons relating to the uncertain status of deficiency reserve requirements by the various state insurance departments, the Life reinsurance rates cannot be guaranteed for more than one year. On all reinsurance ceded at these rates, however, the FRANKLIN anticipates continuing to accept premiums on the basis of the rates shown in SCHEDULE D.

PAYMENT OF REINSURANCE PREMIUMS

               1. The FRANKLIN shall send the REINSURED each month a report in substantial accord with Schedule C, Part II, showing all outstanding first-year policies for which the FRANKLIN'S records have been completed, all renewal reinsurance premiums on reinsurance policies having anniversaries in the preceding month, and all renewal and first year adjustments being processed that month.

               2. The amount due the FRANKLIN shall accompany such report and be paid within fifteen days of receipt of the report. If the amount is due the REINSURED, the FRANKLIN shall remit such amount to the REINSURED within fifteen days of receipt of the report. Premiums for reinsurance hereunder are payable at the Home office of the FRANKLIN or any other location specified by the FRANKLIN and shall be paid on an annual basis without regard to the manner of payment stipulated in the policy issued by the REINSURED.

               3. The payment of reinsurance premiums in accordance with the provisions of the preceding paragraph shall be a condition precedent to the liability of the FRANKLIN under reinsurance covered by this agreement. In the event that reinsurance premiums are not paid as provided in the preceding paragraph, the FRANKLIN shall have the right to terminate the reinsurance under all policies having reinsurance premiums in arrears. If the FRANKLIN elects to exercise its right of terminations, it shall give the REINSURED thirty days notice of its intention to terminate such reinsurance. If all reinsurance premiums in arrears, including any which may become in arrears during the thirty-day period, are not paid before the expiration of such period, the FRANKLIN shall thereupon be relieved of future liability under all reinsurance for which premiums remain unpaid. Policies on which reinsurance premiums subsequently fall due will automatically terminate if reinsurance premiums are not paid when due as provided in paragraph 2 of this article. The reinsurance so terminated may be reinstated at any time within sixty days of the date of termination upon payment of all reinsurance premiums in arrears; but, in the event of such reinstatement, the FRANKLIN shall have no liability in connection with any claims incurred between the date of termination and the date of reinstatement of the reinsurance. The FRANKLIN'S right to terminate reinsurance as herein provided shall be without prejudice to its right to collect premiums for the period reinsurance was in force prior to the expiration of the thirty-day notice period.

               4. Any payment which either the REINSURED or the FRANKLIN shall be obligated to pay to the other may be paid net of any amount which is then due and unpaid under this agreement.

               5. Premiums for reinsurance hereunder shall be paid on an annual basis without regard to the manner of payment stipulated in the policy issued by the REINSURED.

SETTLEMENT OF CLAIMS

               1. The REINSURED shall give the FRANKLIN prompt notice of any claim submitted on a policy reinsured hereunder and prompt notice of the instigation of any legal proceedings in connection therewith. Copies of proofs or other documents bearing on such claim or proceeding shall be furnished to the FRANKLIN when requested.

               2. The FRANKLIN shall accept the good faith decision of the REINSURED in settling any claim or suit and shall pay, at its Home Office, its share of net reinsurance liability upon receiving proper evidence of the REINSURED'S having settled with the claimant. Payment of net reinsurance liability on account of death shall be made in one lump sum.

               3. If the REINSURED should contest or compromise any claim or proceeding, and the amount of net liability thereby be reduced, the FRANKLIN'S reinsurance liability shall be reduced in the proportion that the net liability of the FRANKLIN bore to the sum of the retained net liability of the REINSURED and the net liability of other reinsurers existing as of the occurence of the claim.

               4. Any unusual expenses incurred by the REINSURED in defending or investigating a claim for policy liability or in taking upon or rescinding a policy reinsured hereunder shall be participated in by the FRANKLIN in the same proportion as described in paragraph 3, above.

               5. In no event shall the following categories of expenses or liabilities be considered, for purposes of this agreement, as "unusual expenses" or items of "net reinsurance liability:"

                  (a)   routine investigative or administrative expenses;

                  (b) expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits which the REINSURED admits are payable;

                  (c) expenses, fees, settlements, or judgments, arising out of or in connection with claims against the REINSURED for punitive or exemplary damages;

                  (d) expenses, fees, settlements, or judgements arising out of or in connection with claims made against the REINSURED and based on alleged or actual bad faith, failure to exercise good faith, or tortious conduct.

               6. For purposes of this agreement, penalties, attorney's fees, and interest imposed automatically by statute against the REINSURED and arising solely out of a judgment being rendered against the REINSURED in a suit for policy benefits reinsured hereunder shall be considered "unusual expenses."

               7. In the event that the amount of insurance provided by a policy or policies reinsured hereunder is increased or reduced because of a misstatement of age or sex established after the death of the insured, the net reinsurance liability of the FRANKLIN shall increase or reduce in the proportion that the net reinsurance liability of the FRANKLIN bore to the sum of the net retained liability of the REINSURED and the net liability of other reinsurers immediately prior to the discovery of such misstatement of age or sex. Reinsurance policies in force with the FRANKLIN shall be reformed on the basis of the adjusted amounts, using premiums and reserves applicable to the correct age and sex. Any adjustment in reinsurance premiums shall be made without interest.

               8. The FRANKLIN shall refund to the REINSURED any reinsurance premiums, without interest, unearned as of the date of death of the life reinsured hereunder.

EXPERIENCE REFUNDS

               Reinsurance hereunder shall not be considered for experience refunds.

PREMIUM TAX REIMBURSEMENT

               When the FRANKLIN is not required to pay state premium taxes upon reinsurance premiums received from the REINSURED, it shall reimburse the REINSURED for any such taxes the latter may be required to pay with respect to that part of the premiums received under the REINSURED'S original policies which is remitted to the FRANKLIN as reinsurance premiums.

POLICY CHANGES

               If a change is made in the policy issued by the REINSURED to the insured which affects reinsurance hereunder, the REINSURED shall immediately notify the FRANKLIN of such change.

REINSTATEMENTS

               If a policy reinsured hereunder lapses for nonpayment of premium and is reinstated in accordance with its terms and the rules of the REINSURED, the FRANKLIN shall automatically reinstate its reinsurance under such policy The REINSURED shall pay the FRANKLIN all reinsurance premiums in arrears in connection with the reinstatement with interest at the same rate and in the same manner as the REINSURED received under its policy.

EXPENSES

               The REINSURED shall bear the expense of all medical examinations, inspection fees, and other charges incurred in connection with the original policy.

REDUCTIONS

               1. Except as otherwise provided in paragraph 3 of the "REINSURANCE COVERAGE" article hereof, if a portion of the insurance issued by the REINSURED on a life reinsured hereunder is terminated, reinsurance on that life hereunder shall be reduced as hereinafter provided to restore, as far as possible, the retention level of the REINSURED on the risk, provided, however, that the REINSURED shall not assume on any policy being adjusted as provided in this article an amount of insurance in excess of the higher of, for the retention category of that policy, (a) its retention limit at the time of issue of that policy and (b) the retention limit of that policy as already adjusted by the provisions of the "INCREASE IN LIMIT OF RETENTION" article. The reduction in reinsurance shall first be applied to the reinsurance, if any, of the specific policy under which insurance terminated. The reinsurance of the FRANKLIN shall be reduced by an amount which is the same proportion of the amount of reduction so applied as the reinsurance of the FRANKLIN on the policy bore to the total reinsurance of the policy. The balance, if any, of the reduction shall be applied to reinsurance of other policies on the life, the further reduction, if any, in the reinsurance of the FRANKLIN again being determined on a proportional basis.

               2. The FRANKLIN shall return to the REINSURED any basic life reinsurance premiums, without interest thereon, paid to the FRANKLIN for any period beyond the date of reduction of reinsurance hereunder.

INSPECTION OF RECORDS

               The FRANKLIN shall have the right at say reasonable time to inspect, at the office of the REINSURED, all books and documents relating to the reinsurance under this agreement.

INCREASE IN LIMIT OF RETENTION

               1. The REINSURED may increase its limit of retention and may elect, subject to the other provisions of this article, to: (a) continue unchanged reinsurance then in force under this agreement: (b) make reductions in both standard and substandard reinsurance then in force under this agreement; or
(c) make reductions in standard reinsurance then in force under this agreement. The increased limit of retention shall be effective with respect to new reinsurance on the date specified by the REINSURED subsequent to written notice to the FRANKLIN. Such written notice shall specify the new limit of retention, the effective date thereof, and the election permitted by the first sentence of this paragraph. If the REINSURED makes election (b) or (c), the amount of reinsurance shall be reduced, except as hereinafter provided, to the excess, if any, over the REINSURED'S new limit of retention.

               2. No reduction shall be made in the amount of any reinsurance policy unless the REINSURED retained its maximum limit of retention for the plan, age, and mortality classification at the time the policy was issued, nor shall reductions be made unless held by the REINSURED at its own risk without benefit of any proportional or nonproportional reinsurance other than catastrophe accident reinsurance. No reduction shall be made in any class of reinsurance fully reinsured. The plan, age, and mortality classification at issue shall be used to determine the REINSURED'S new retention on any life on which reinsurance policies are reduced in accordance with the provisions of this article.

               3. The reduction in each reinsurance policy shall be effective upon the reinsurance renewal date of that policy first following the effective date of the increased limit of retention or upon the tenth reinsurance renewal date of the reinsurance policy, if later. If there is reinsurance in other reinsurers on a life on whom a reinsurance policy will be reduced hereunder, the FRANKLIN shall share in the reduction in the proportion that the amount of reinsurance of the FRANKLIN on the life bore to the amount of reinsurance of other reinsurers on the life.

               4. In the event the REINSURED overlooks any reduction in the amount of a reinsurance policy which should have been made on account of an increase in the REINSURED'S limit of retention, the acceptance by the FRANKLIN of reinsurance premiums under such circumstances and after the effective date of the reduction shall not constitute or determine a liability on the part of the FRANKLIN for such reinsurance. The FRANKLIN shall be liable only for a refund of premiums so received, without interest.

OVERSIGHTS

               It is understood and agreed that, it failure to comply with any terms of this agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either the REINSURED or the FRANKLIN, both the REINSURED and the FRANKLIN shall be restored to the positions they would have occupied had no such misunderstanding or oversight occurred.

ARBITRATION

               It is the intention of the REINSURED and the FRANKLIN that the customs and practices of the insurance and reinsurance industry shall be given full effect in the operation and interpretation of this agreement. The parties agree to act in all things with the highest good faith. If the REINSURED and the FRANKLIN cannot mutually resolve a dispute which arises out of or relates to this agreement, however, the dispute shall be decided through arbitration as set forth in the Schedule E. The arbitrators shall base their decision on the terms and conditions of this agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law; there shall be no appear from their decision, and any court having jurisdiction of the subject matter and the parties may reduce that decision to judgment.

CHOICE OF LAW AND FORUM

               Illinois law shall govern the terms and conditions of the agreement. In the case of an arbitration, the arbitration hearing shall take place in Springfield, Illinois, and the Illinois Uniform Arbitration Act shall control except as provided in the "ARBITRATION" article.

INSOLVENCY

               1. In the event of the insolvency of the REINSURED, all reinsurance shall be payable directly to the liquidator, receiver, or statutory successor of said REINSURED, without diminution because of the insolvency of the REINSURED.

               2. In the event of insolvency of the REINSURED, the liquidator, receiver, or statutory successor shall give the FRANKLIN written notice of the pendency of a claim on a policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, the FRANKLIN may investigate such claim and interpose, in the name of the REINSURED (its liquidator, receiver, or statutory successor), but at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which the FRANKLIN may deem available to the REINSURED or its liquidator, receiver, or statutory successor.

               3. The expense thus incurred by the FRANKLIN shall be chargeable, subject to court approval, against the REINSURED as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the REINSURED solely as a result of the defense undertaken by the FRANKLIN. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense shall be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by the REINSURED.

               4. Any debts or credits; matured or unmatured, liquidated or unliquidated, in favor of or against either the REINSURED or the FRANKLIN with respect to this agreement or with respect to any other claim of one party against the other are deemed mutual debts or credits, as the case may be, and shall be set off, and only the balance shall be allowed or paid.

PARTIES TO AGREEMENT

               This is an agreement for indemnity reinsurance solely between the REINSURED and the FRANKLIN. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the FRANKLIN and the insured or the beneficiary under any policy reinsured hereunder.

AGREEMENT

               This Agreement represents the entire contract between the REINSURED and the FRANKLIN and supersedes, with respect to its subject, any prior oral or written agreements.

EXECUTION AND DURATION OF AGREEMENT

               The provisions of this reinsurance agreement shall be effective with respect to policies for which the date on which application was first made to the REINSURED is on or after the first day of January, 1988, but in no event shall this agreement become effective unless and until it has been duly executed by two officers of the FRANKLIN at its Home Office in Springfield, Illinois. This agreement shall be unlimited as to its duration but may be terminated at any time, insofar as it pertains to the handling of new reinsurance thereafter, by either party giving three months' notice of termination in writing. The FRANKLIN shall continue to consider application for reinsurance during the three months aforesaid and shall remain liable on all reinsurance granted under this agreement until the termination or expiry of the insurance reinsured.

                           IN WITNESS WHEREOF the said

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                                       of
                             Springfield, Illinois,

                                  and the said

                       THE FRANKLIN LIFE INSURANCE COMPANY
                                       of
                             Springfield, Illinois,

have by their respective officers executed and delivered these presents in duplicate on the dates shown below.



THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY

Signed at Springfield, Illinois

By                                         By
   ----------------------------------         ----------------------------------
Title    President                         Title  Sr. Vice President and General
                                                  Counsel
Date     December 22, 1988                 Date   12/22/88




THE FRANKLIN LIFE INSURANCE COMPANY

Signed at Springfield, Illinois

By                                         By
   ----------------------------------         ----------------------------------
   Senior Vice President - Actuarial              Vice President and Actuary

Date     December 19, 1988                 Date     December 19, 1988

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement


Policy Form 1701                                 Flexible Premium Adjustable
                                                    Life Insurance (Charter One)

Policy Form T1702                                (XL Plus)--Universal Life

                                   SCHEDULE A


                        Retention Limits of the REINSURED


                                      LIFE


                  AGES                                    STANDARD-TABLE D
                  ----                                    ----------------
                  0-70                                         $50,000


                            ACCIDENTAL DEATH BENEFIT
                                     $50,000


                          WAIVER OF PREMIUM DISABILITY

                          Retain Entire Disability Risk

                                   SCHEDULE B


           Maximum Amounts which the REINSURED may cede Automatically

                                      LIFE

                                                          SUBSTANDARD
           AGES             STANDARD                    THROUGH TABLE D
           ----             --------                    ---------------
           0-70          $300,000 on an                  $200,000 less
                         individual life                 REINSURED'S
                         less REINSURED'S                retention
                         retention


                            ACCIDENTAL DEATH BENEFITS

                       $100,000 less REINSURED'S Retention

                                   The American Franklin Life Insurance Company

Automatic                   Springfield, Illinois             Schedule C, Part I
            ----

Facultative        PRELIMINARY APPLICATION FOR REINSURANCE TO
            ----
                         THE FRANKLIN LIFE INSURANCE CO.

On the life of                              Birthdate                  Age
               --------------------------             --------------       -----

                               PREVIOUS INSURANCE


                                LIFE        DISABILITY     A.D.B.

Insurance in force         $               $              $               Plan
                            -------------  -------------  --------------       ------------

Of which we retain         $               $              $               Existing Pol.No(s).
                            -------------  -------------  --------------


Substandard ratings and dates
                              ------------------------------------------


                               CURRENT INSURANCE


                                LIFE        DISABILITY     A.D.B.
Insurance applied
for                        $               $              $               Plan
                            -------------  -------------  --------------       ------------
Of which we                                                               New Policy No(s).
propose to retain          $               $              $
                            -------------  -------------  --------------


Aviation Exclusion Provision?         / / Yes        / / No


                             REINSURANCE APPLIED FOR

Life Reinsurance                 $                           Plan
                                  ------------------------        --------------------------------

Disability                       $
                                  ------------------------        --------------------------------
                                       (Face Amount)              (Monthly Inc. or W. or P. Only?)

Accidental Death Benefit         $
                                  ------------------------        --------------------------------

Juvenile Payor Benefits
corresponding to                 $
                                  ------------------------        --------------------------------
                                       (Face Amount)              (Monthly Inc. or W. or P. Only?)


A quotation on this risk    / / has    / / has not    been requested.


MIB Codes:


Remarks:


Date
     --------------------------------         ----------------------------------
                                              Name of Underwriter

/ / MEDICAL
/ / NONMEDICAL                FORMAL REINSURANCE CESSION
/ / AUTOMATIC           To The Franklin Life Insurance Company       Schedule C,
/ / FACULTATIVE                  Springfield, Illinois                 Part II
/ / AMENDED CESSION*


------------------------------------------    ---------------    -----------------------
NAME OF INSURED                                  BIRTH DATE         STATE OF RESIDENCE



---------------------------     ----------------------     ------------------     --------------------------------
POLICY NUMBER                        POLICY DATE            SHORT TERM FROM             RESERVE BASIS:
                                                                                  MORT.TABLE,INT.RATE,MODIFICATION



                                                                                    ACCIDENTAL
                                           LIFE               DISABILITY           DEATH BENEFIT           PLAN
Previous insurance in force          $                    $                    $
                                      ---------------      ---------------      ---------------      ---------------
  of which we retain                 $                    $                    $
                                      ---------------      ---------------      ---------------
  Rating, if substandard             $                    $                    $
                                      ---------------      ---------------      ---------------
New insurance issued                 $                    $                    $
                                      ---------------      ---------------      ---------------      ---------------
  of which we retain                 $                    $                    $
                                      ---------------      ---------------      ---------------
Ratings, if substandard or PRD       $                                         $
                                      ---------------                           ---------------
Reinsurance ceded to The Franklin    $                                         $
                                      ---------------                           ---------------

*Remarks



DATE                               CEDING COMPANY  The American Franklin Life Ins. Co.
     -----------------

DATED AT Springfield, Illinois     BY
         ---------------------        -----------------------------------------------



                  AGE                                / / AGE NEAREST BIRTHDAY
                      -------------------------
SHORT TERM:
                  PREMIUM $                          / / AGE LAST BIRTHDAY
                           --------------------


                           DETAILS OF THE REINSURANCE

                                                                             PREMIUMS
                     RETENTION        AMOUNT          ----------------------------------------------------
POLICY                  OR              AT                            TABLE                                   POLICY       TOTAL
 YEAR               TERM.RESERVE       RISK      AGE    STANDARD      EXTRA                       ADB          FEE        PREMIUM
------  --------  ----------------  -----------  ---  ------------  ------------  -----------  -----------  -----------  -----------

19
------  --------  ----------------  -----------  ---  ------------  ------------  -----------  -----------  -----------  -----------
19
------  --------  ----------------  -----------  ---  ------------  ------------  -----------  -----------  -----------  -----------
19
------  --------  ----------------  -----------  ---  ------------  ------------  -----------  -----------  -----------  -----------
19
------  --------  ----------------  -----------  ---  ------------  ------------  -----------  -----------  -----------  -----------
19
------  --------  ----------------  -----------  ---  ------------  ------------  -----------  -----------  -----------  -----------


SHOW NET AMOUNTS AT RISK FOR 5 YEARS         SHOW ALL PREMIUMS NET OF COMMISSION

FRANKLIN POLICY NO.
                    ------------------------------


               -----------------------------------------------------------------
               The above cession is accepted subject to the terms and conditions of the contact of Indemnity reinsurance now in force between the aforesaid Ceding Company and
                             THE FRANKLIN LIFE INSURANCE COMPANY

                                   BY
                                      ------------------------------------------
                                                     Secretary


DATED AT SPRINGFIELD, ILLINOIS             DAY OF                      , 19
                               -----------        ---------------------    -----

Form 6073-A

                                                                      Schedule D


                                 Premium Tables

         STANDARD

         RPR Nonsmoker--Nonexperience Rated
         RPR Smoker   --Nonexperience Rated

                  10 Year Recapture
                  No Premium Tax Reimbursement
                  Policy Fees:      $15.00 First Year
                                     10.00 Renewal Years


         SUBSTANDARD

         RPR Composite--Nonexperience Rated

                  Extra Premiums for each Table of Rating
                  For Ratings Higher than Table One, Apply Appropriate Multiple

                                                                      Schedule D


                    RPR SCALE NONSMOKER--NONEXPERIENCE RATED
                          STANDARD ANB RATES PER $1000


 Issue Age                                                Policy Year                                             Attained Age
 M      F        One      Two     Three     Four     Five      Six    Seven    Eight     Nine     Ten      11+     M      F

 0      0        3.70     0.90     0.63     0.57     0.53     0.52     0.48     0.46     0.45     0.43     0.41    10     10
 1      1        0.83     0.63     0.56     0.53     0.48     0.48     0.46     0.44     0.41     0.41     0.43    11     11
 2      2        0.59     0.56     0.53     0.48     0.46     0.45     0.44     0.41     0.40     0.41     0.45    12     12
 3      3        0.56     0.52     0.48     0.45     0.41     0.43     0.40     0.40     0.40     0.44     0.50    13     13
 4      4        0.50     0.47     0.44     0.41     0.40     0.40     0.39     0.40     0.43     0.48     0.57    14     14


 5      5        0.47     0.46     0.41     0.40     0.39     0.39     0.39     0.41     0.48     0.55     0.64    15     15
 6      6        0.44     0.41     0.39     0.38     0.38     0.39     0.41     0.47     0.54     0.63     0.72    16     16
 7      7        0.39     0.38     0.37     0.37     0.38     0.40     0.47     0.54     0.62     0.71     0.83    17     17
 8      8        0.39     0.39     0.38     0.40     0.43     0.46     0.53     0.60     0.69     0.80     0.86    18     18
 9      9        0.38     0.39     0.41     0.44     0.48     0.53     0.60     0.69     0.78     0.87     0.90    19     19


10     10        0.41     0.45     0.48     0.53     0.58     0.64     0.75     0.83     0.86     0.90     0.91    20     20
11     11-17     0.44     0.50     0.54     0.59     0.65     0.71     0.81     0.86     0.90     0.91     0.94    21     21-27
12     18        0.47     0.56     0.62     0.67     0.72     0.76     0.86     0.90     0.91     0.94     1.01    22     28
13     19        0.52     0.66     0.73     0.77     0.82     0.84     0.90     0.91     0.94     1.01     1.06    23     29
14     20        0.58     0.74     0.78     0.83     0.86     0.90     0.91     0.94     1.01     1.02     1.06    24     30


15     21        0.65     0.78     0.83     0.86     0.90     0.91     0.94     0.97     1.00     1.01     1.05    25     31
16     22        0.69     0.83     0.86     0.90     0.91     0.95     0.96     0.96     0.97     0.99     1.03    26     32
17     23        0.74     0.81     0.84     0.86     0.92     0.94     0.94     0.94     0.95     0.96     1.02    27     33
18     24        0.75     0.78     0.83     0.85     0.91     0.92     0.91     0.91     0.91     0.93     1.03    28     34
19     25        0.73     0.77     0.82     0.85     0.87     0.88     0.87     0.87     0.88     0.91     1.04    29     35


20     26        0.69     0.75     0.82     0.84     0.84     0.84     0.84     0.84     0.85     0.88     1.05    30     36
21     27        0.67     0.78     0.78     0.81     0.82     0.82     0.82     0.82     0.84     0.86     1.05    31     37
22     28        0.65     0.76     0.76     0.76     0.78     0.78     0.78     0.81     0.82     0.85     1.05    32     38
23     29        0.64     0.76     0.76     0.76     0.76     0.76     0.77     0.80     0.83     0.87     1.08    33     39
24     30        0.63     0.75     0.75     0.75     0.75     0.75     0.77     0.81     0.85     0.90     1.11    34     40


25     31        0.59     0.75     0.75     0.75     0.75     0.75     0.77     0.82     0.88     0.95     1.18    35     41
26     32        0.57     0.75     0.75     0.75     0.75     0.76     0.81     0.85     0.93     1.01     1.24    36     42
27     33        0.55     0.75     0.75     0.75     0.76     0.80     0.83     0.91     1.01     1.09     1.33    37     43
28     34        0.55     0.75     0.75     0.77     0.80     0.82     0.88     0.97     1.09     1.19     1.46    38     44
29     35        0.55     0.75     0.80     0.85     0.86     0.88     0.96     1.06     1.19     1.32     1.59    39     45


                                                                      Schedule D

                  RPR SCALE NONSMOKER--NONEXPERIENCE RATED
                  STANDARD      ANB       RATES PER $1000


 Issue Age                                                Policy Year                                             Attained Age
 M      F        One      Two     Three     Four     Five      Six    Seven    Eight     Nine     Ten      11+     M      F

30     36        0.56     0.80     0.85     0.90     0.93     0.95     1.04     1.18     1.31     1.46     1.76    40     46
31     37        0.57     0.85     0.90     0.96     1.00     1.03     1.14     1.28     1.46     1.62     1.94    41     47
32     38        0.58     0.90     0.96     1.03     1.09     1.13     1.25     1.41     1.61     1.80     2.14    42     48
33     39        0.59     0.96     1.03     1.10     1.19     1.23     1.38     1.57     1.77     1.99     2.36    43     49
34     40        0.63     1.03     1.10     1.19     1.28     1.36     1.51     1.71     1.94     2.20     2.61    44     50


35     41        0.65     1.09     1.19     1.28     1.40     1.49     1.68     1.88     2.13     2.42     2.87    45     51
36     42        0.68     1.19     1.28     1.40     1.52     1.65     1.86     2.07     2.34     2.65     3.14    46     52
37     43        0.71     1.28     1.40     1.52     1.66     1.80     2.05     2.30     2.58     2.92     3.43    47     53
38     44        0.73     1.33     1.52     1.66     1.80     1.98     2.26     2.54     2.86     3.23     3.75    48     54
39     45        0.78     1.42     1.64     1.80     1.95     2.18     2.51     2.81     3.16     3.55     4.10    49     55


40     46        0.84     1.50     1.77     1.95     2.11     2.40     2.77     3.10     3.48     3.91     4.48    50     56
41     47        0.88     1.58     1.93     2.11     2.27     2.62     3.05     3.42     3.82     4.27     4.91    51     57
42     48        0.96     1.67     2.05     2.27     2.48     2.87     3.34     3.74     4.18     4.65     5.36    52     58
43     49        1.04     1.75     2.16     2.48     2.69     3.10     3.64     4.08     4.50     5.01     5.88    53     59
44     50        1.13     1.84     2.31     2.69     2.91     3.35     3.95     4.41     4.86     5.38     6.44    54     60


45     51        1.22     1.95     2.50     2.91     3.16     3.64     4.31     4.78     5.24     5.78     7.07    55     61
46     52        1.34     2.08     2.68     3.15     3.40     3.95     4.69     5.19     5.66     6.24     7.77    56     62
47     53        1.46     2.24     2.90     3.38     3.70     4.31     5.12     5.64     6.14     6.76     8.49    57     63
48     54        1.58     2.43     3.11     3.67     4.02     4.77     5.63     6.19     6.73     7.44     9.32    58     64
49     55        1.69     2.61     3.37     3.98     4.38     5.24     6.17     6.76     7.36     8.14    10.21    59     65


50     56        1.79     2.82     3.66     4.30     4.76     5.75     6.74     7.37     8.03     8.89    11.17    60     66
51     57        1.92     3.05     3.96     4.65     5.14     6.26     7.34     8.00     8.71     9.69    12.19    61     67
52     58        2.08     3.26     4.27     5.01     5.52     6.73     7.91     8.60     9.37    10.45    13.26    62     68
53     59        2.24     3.44     4.56     5.33     5.87     7.10     8.42     9.13     9.91    11.11    14.39    63     69
54     60        2.37     3.63     4.88     5.69     6.24     7.48     8.95     9.68    10.49    11.80    15.64    64     70


55     61        2.51     3.84     5.24     6.12     6.68     7.90     9.52    10.25    11.12    12.59    16.95    65     71
56     62        2.69     4.08     5.62     6.59     7.18     8.39    10.12    10.91    11.86    13.47    18.22    66     72
57     63        2.90     4.36     6.07     7.18     7.81     8.98    10.79    11.67    12.77    14.55    19.60    67     73
58     64        3.12     4.70     6.59     7.95     8.64     9.78    11.50    12.60    13.92    15.90    21.06    68     74
59     65        3.39     5.08     7.13     8.78     9.54    10.65    12.31    13.63    15.20    17.40    22.68    69     75


                                                                      Schedule D

                  RPR SCALE NONSMOKER--NONEXPERIENCE RATED
                  STANDARD      ANB       RATES PER $1000


 Issue Age                                                Policy Year                                             Attained Age
 M      F        One      Two     Three     Four     Five      Six    Seven    Eight     Nine     Ten      11+     M      F

60     66        3.71     5.53     7.75     9.67     10.54   11.64    13.20    14.74    16.61    19.07    24.47    70     76
61     67        4.07     6.04     8.42    10.58     11.60   12.69    14.20    15.94    18.10    20.87    26.43    71     77
62     68        4.55     6.69     9.21    11.54     12.75   13.84    15.32    17.09    19.52    22.62    28.58    72     78
63     69        5.14     7.46    10.08    12.48     13.96   15.06    16.56    18.26    20.89    24.40    30.91    73     79
64     70        5.76     8.24    10.96    13.41     15.18   16.37    17.95    19.58    22.44    26.41    33.43    74     80


65     71        6.35     9.00    11.80    14.28     16.39   17.75    19.49    21.13    24.28    28.75    36.55    75     81
66     72        6.89     9.69    12.58    15.09     17.56   19.19    21.19    22.96    26.47    31.51    39.89    76     82
67     73        7.07     9.95    12.88    15.51     18.69   20.66    23.06    25.11    29.10    34.72    43.62    77     83
68     74        7.12    10.02    13.01    15.83     19.72   22.20    25.12    27.69    32.24    38.48    47.70    78     84
69     75        7.18    10.11    13.15    16.13     20.65   23.78    27.38    30.70    35.96    42.92    52.25    79     85


70     76        7.24    10.19    13.29    16.43     21.44   25.39    29.86    34.22    40.38    48.12    57.39    80     86
71     77        7.29    10.29    13.43    16.73     22.08   27.03    32.54    38.29    45.56    54.16    63.21    81     87
72     78        7.34    10.37    13.57    17.05     22.52   28.68    35.44    43.02    51.64    61.16    69.41    82     88
73     79        7.36    10.45    13.72    17.38     22.92   30.15    37.99    47.14    56.64    66.33    76.13    83     89
74     80        8.13    11.52    15.10    19.13     25.20   32.84    41.37    51.31    61.80    72.16    82.88    84     90


75     81        8.89    12.59    16.49    20.84     27.44   36.05    45.39    56.44    67.76    79.14    89.76    85     91
76     82       10.54    14.93    19.52    24.66     32.45   40.77    51.48    63.78    76.61    89.24    96.72    86     92
77     83       13.25    18.73    24.47    30.91     40.66   48.18    60.63    75.15    86.90    96.43   103.75    87     93
78     84       16.34    23.08    30.16    38.06     48.18   60.63    73.29    84.96    93.90   103.75   110.77    88     94
79     85       19.96    28.19    36.81    46.59     58.95   73.29    84.96    93.90   103.75   110.77   118.87    89     95


80     86       22.81    32.19    42.16    53.18     66.64   82.52    93.90   103.75   110.77   118.87   127.09    90     96
81     87       26.11    36.94    48.23    60.85     75.89   93.90   103.75   110.77   118.87   127.09   136.96    91     97
82     88       29.05    41.03    53.61    67.66     84.67  103.75   110.77   118.87   127.09   136.96   148.16    92     98
83     89       32.29    45.57    59.57    75.16     94.60  110.77   118.87   127.09   136.96   148.16   159.14    93     99
84     90       35.82    50.56    66.07    83.36    104.64  118.87   127.09   136.96   148.16   159.14   170.81    94


85     91       39.52    55.79    72.91    91.97    115.65  127.09   136.96   148.16   159.14   170.81   183.72    95
                                                                                                         204.70    96
                                                                                                         242.57    97
                                                                                                         278.08    98
                                                                                                         334.23    99


                                                                      Schedule D

                  RPR SCALE SMOKER--NONEXPERIENCE RATED
                  STANDARD      ANB       RATES PER $1000


 Issue Age                                                Policy Year                                             Attained Age
 M      F        One      Two     Three     Four     Five      Six    Seven    Eight     Nine     Ten      11+     M      F

 0      0        5.71     1.38     0.97     0.87     0.82     0.80     0.75     0.72     0.68     0.66     0.65    10     10
 1      1        1.28     0.97     0.86     0.82     0.75     0.74     0.71     0.67     0.65     0.64     0.66    11     11
 2      2        0.92     0.86     0.81     0.75     0.71     0.69     0.67     0.64     0.63     0.64     0.69    12     12
 3      3        0.86     0.80     0.74     0.69     0.65     0.66     0.63     0.62     0.63     0.67     0.78    13     13
 4      4        0.77     0.73     0.67     0.65     0.63     0.62     0.60     0.62     0.66     0.75     0.88    14     14


 5      5        0.73     0.71     0.65     0.63     0.60     0.60     0.60     0.65     0.74     0.85     0.99    15     15
 6      6        0.67     0.64     0.60     0.59     0.58     0.60     0.64     0.73     0.84     0.96     1.11    16     16
 7      7        0.60     0.59     0.57     0.57     0.59     0.63     0.73     0.83     0.95     1.10     1.29    17     17
 8      8        0.60     0.60     0.59     0.62     0.66     0.72     0.82     0.94     1.08     1.23     1.33    18     18
 9      9        0.58     0.60     0.64     0.67     0.74     0.81     0.93     1.08     1.22     1.34     1.38    19     19


10     10        0.64     0.69     0.74     0.81     0.90     0.99     1.15     1.29     1.33     1.38     1.40    20     20
11     11-17     0.67     0.77     0.84     0.92     1.01     1.09     1.24     1.33     1.38     1.40     1.46    21     21-27
12     18        0.73     0.86     0.85     1.04     1.11     1.18     1.33     1.38     1.40     1.46     1.56    22     28
13     19        0.80     1.02     1.12     1.19     1.25     1.30     1.38     1.40     1.46     1.56     1.65    23     29
14     20        0.90     1.14     1.22     1.29     1.33     1.38     1.40     1.46     1.56     1.58     1.64    24     30


15     21        1.00     1.22     1.29     1.33     1.38     1.40     1.46     1.51     1.53     1.56     1.62    25     31
16     22        1.08     1.29     1.33     1.38     1.41     1.47     1.49     1.49     1.50     1.52     1.59    26     32
17     23        1.14     1.24     1.30     1.33     1.42     1.44     1.46     1.46     1.47     1.49     1.58    27     33
18     24        1.15     1.22     1.28     1.32     1.41     1.42     1.40     1.40     1.41     1.43     1.59    28     34
19     25        1.12     1.19     1.25     1.32     1.36     1.37     1.36     1.36     1.37     1.40     1.61    29     35


20     26        1.08     1.16     1.25     1.30     1.30     1.30     1.30     1.30     1.31     1.37     1.62    30     36
21     27        1.04     1.22     1.22     1.24     1.27     1.27     1.27     1.25     1.30     1.33     1.62    31     37
22     28        1.01     1.18     1.18     1.18     1.21     1.21     1.22     1.24     1.27     1.32     1.62    32     38
23     29        0.99     1.18     1.18     1.18     1.18     1.18     1.19     1.23     1.28     1.36     1.66    33     39
24     30        0.97     1.16     1.16     1.16     1.16     1.16     1.19     1.24     1.31     1.38     1.71    34     40


25     31        0.92     1.16     1.16     1.16     1.16     1.16     1.20     1.27     1.37     1.47     1.81    35     41
26     32        0.88     1.16     1.16     1.16     1.16     1.18     1.24     1.31     1.43     1.56     1.92    36     42
27     33        0.85     1.16     1.16     1.16     1.18     1.23     1.29     1.40     1.56     1.68     2.06    38     43
28     34        0.85     1.16     1.16     1.20     1.23     1.27     1.37     1.51     1.68     1.84     2.25    38     44
29     35        0.85     1.16     1.23     1.31     1.33     1.37     1.49     1.65     1.84     2.04     2.26    39     45


                                                                      Schedule D

                  RPR SCALE SMOKER--NONEXPERIENCE RATED
                  STANDARD      ANB       RATES PER $1000


 Issue Age                                                Policy Year                                             Attained Age
 M      F        One      Two     Three     Four     Five      Six    Seven    Eight     Nine     Ten      11+     M      F

30     36        0.86     1.23      1.31    1.39     1.43     1.48     1.61     1.81     2.03     2.25     2.71    40     46
31     37        0.87     1.31      1.39    1.49     1.55     1.60     1.76     1.98     2.25     2.51     3.00    41     47
32     38        0.90     1.39      1.49    1.59     1.68     1.75     1.94     2.18     2.50     2.79     3.30    42     48
33     39        0.92     1.49      1.59    1.70     1.83     1.90     2.13     2.42     2.74     3.08     3.65    43     49
34     40        0.96     1.59      1.70    1.83     1.98     2.09     2.34     2.64     3.00     3.39     4.03    44     50


35     41        1.01     1.68      1.83    1.98     2.16     2.30     2.59     2.90     3.29     3.73     4.42    45     51
36     42        1.05     1.83      1.98    2.16     2.35     2.54     2.87     3.20     3.62     4.10     4.85    46     52
37     43        1.10     1.97      2.16    2.35     2.56     2.79     3.16     3.54     3.98     4.52     5.30    47     53
38     44        1.13     2.06      2.35    2.56     2.79     3.07     3.51     3.92     4.41     4.98     5.80    48     54
39     45        1.21     2.20      2.53    2.79     3.01     3.37     3.88     4.35     4.88     5.49     6.34    49     55


40     46        1.30     2.32      2.73    3.01     3.26     3.71     4.28     4.79     5.39     6.04     6.93    50     56
41     47        1.37     2.44      2.97    3.26     3.52     4.05     4.70     5.28     5.90     6.60     7.58    51     57
42     48        1.49     2.58      3.16    3.52     3.82     4.42     5.16     5.79     6.45     7.18     8.29    52     58
43     49        1.61     2.70      3.34    3.82     4.16     4.79     5.62     6.29     6.96     7.73     9.08    53     59
44     50        1.75     2.83      3.57    4.16     4.50     5.17     6.12     6.82     7.52     8.31     9.96    54     60


45     51        1.89     3.01      3.86    4.50     4.88     5.62     6.66     7.39     8.10     8.94    10.93    55     61
46     52        2.08     3.23      4.14    4.86     5.25     6.10     7.26     8.02     8.75     9.64    12.01    56     62
47     53        2.25     3.46      4.48    5.23     5.71     6.66     7.91     8.72     9.49    10.46    13.13    57     63
48     54        2.44     3.76      4.80    5.68     6.22     7.37     8.70     9.56    10.39    11.49    14.40    58     64
49     55        2.61     4.03      5.22    6.14     6.76     8.10     9.54    10.46    11.38    12.59    15.78    59     65


50     56        2.77     4.37      5.67    6.65     7.36     8.88    10.42    11.39    12.41    13.74    17.26    60     66
51     57        2.96     4.72      6.13    7.19     7.94     9.68    11.33    12.36    13.47    14.96    18.83    61     67
52     58        3.21     5.04      6.60    7.74     8.53    10.39    12.22    13.29    14.49    16.15    20.50    62     68
53     59        3.46     5.32      7.04    8.24     9.06    10.96    13.01    14.10    15.32    17.17    22.24    63     69
54     60        3.66     5.61      7.55    8.79     9.64    11.56    13.83    14.95    16.22    18.24    24.17    64     70


55     61        3.89     5.94      8.10    9.44    10.32    12.21    14.71    15.84    17.19    19.45    26.19    65     71
56     62        4.16     6.31      8.69   10.18    11.10    12.96    15.65    16.86    18.32    20.83    28.16    66     72
57     63        4.48     6.74      9.39   11.10    12.07    13.89    16.67    18.04    19.72    22.49    30.30    67     73
58     64        5.24     7.86     10.18   12.29    13.34    15.11    17.77    19.47    21.52    24.58    32.55    68     74
59     65        5.24     7.86     11.03   13.56    14.75    16.46    19.02    21.06    23.50    26.90    35.06    69     75


                                                                      Schedule D

                     RPR SCALE SMOKER - NONEXPERIENCE RATED
                          STANDARD ANB RATES PER $1000


 Issue Age                                    Policy  Year                                                            Attained Age
------------        -----------------------------------------------------------------------------------------------   ------------
 M        F         One      Two     Three    Four     Five     Six      Seven    Eight    Nine     Ten      11+       M      F

60       66          5.72     8.55    11.97    14.94    16.28    17.99    20.41    22.77    25.67    29.48    37.82    70     76
61       67          6.28     9.33    13.01    16.35    17.93    19.61    21.95    24.63    27.98    32.24    40.85    71     77
62       68          7.02    10.33    14.22    17.83    19.70    21.39    23.68    26.42    30.17    34.97    44.17    72     78
63       69          7.95    11.52    15.58    19.29    21.56    23.28    25.60    28.21    32.28    37.71    47.77    73     79
64       70          8.89    12.73    16.95    20.72    23.45    25.31    27.75    30.25    34.69    40.82    51.68    74     80


65       71          9.81    13.91    18.24    22.08    25.32    27.43    30.12    32.66    37.53    44.44    56.48    75     81
66       72         10.64    14.97    19.43    23.32    27.14    29.65    32.75    35.48    40.90    48.69    61.66    76     82
67       73         10.93    15.38    19.90    23.98    28.88    31.93    35.64    38.81    44.97    53.66    67.42    77     83
68       74         11.01    15.49    20.12    24.46    30.48    34.31    38.82    42.80    49.84    59.48    73.72    78     84
69       75         11.10    15.62    20.33    24.93    31.91    36.75    42.32    47.44    55.57    66.34    80.75    79     85



70       76         11.18    15.76    20.54    25.39    33.13    39.23    46.14    52.88    62.40    74.36    88.69    80     86
71       77         11.27    15.90    20.75    25.86    34.12    41.76    50.28    59.18    70.41    83.70    97.70    81     87
72       78         11.33    16.03    20.98    26.34    34.81    44.33    54.77    66.48    79.81    94.53   107.26    82     88
73       79         11.38    16.15    21.21    26.87    35.44    46.60    58.72    72.84    87.53   102.51   117.66    83     89
74       80         12.57    17.81    23.33    29.56    38.94    50.75    63.94    79.30    95.51   111.52   128.08    84     90


75       81         13.74    19.45    25.48    32.21    42.40    55.71    70.16    87.21   104.72   122.30   138.71    85     91
76       82         16.28    23.07    30.17    38.11    50.15    63.00    79.55    98.58   118.40   137.93   149.49    86     92
77       83         20.47    28.94    37.82    47.78    62.83    74.46    93.70   116.14   134.30   149.03   160.34    87     93
78       84         25.26    35.67    46.61    58.82    74.46    93.70   113.30   131.30   145.12   160.34   171.19    88     94
79       85         30.84    43.57    56.90    72.00    91.10   113.28   131.30   145.12   160.34   171.19   183.70    89     95


80       86         35.26    49.74    65.15    82.19   102.98   127.53   145.12   160.34   171.19   183.70   196.40    90     96
81       87         40.34    57.09    74.54    94.04   117.29   145.12   160.34   171.19   183.70   196.40   211.67    91     97
82       88         44.90    63.40    82.86   104.56   130.85   160.34   171.19   183.70   196.40   211.67   228.97    92     98
83       89         49.90    70.44    92.06   116.16   146.19   171.19   183.70   196.40   211.67   228.97   245.95    93     99
84       90         55.35    78.13   102.11   128.82   161.73   183.70   196.40   211.67   228.97   245.95   263.98    94


85       91         61.08    86.22   112.68   142.14   178.74   196.40   211.67   228.97   245.95   263.98   283.93    95
                                                                                                             316.36    96
                                                                                                             374.88    97
                                                                                                             429.77    98
                                                                                                             516.54    99


                                                                      Schedule D

                    RPR SCALE COMPOSITE - NONEXPERIENCE RATED
                          STANDARD ANB RATES PER $1000


 Issue Age                                    Policy  Year                                                            Attained Age
------------        -----------------------------------------------------------------------------------------------   ------------
 M        F         One      Two     Three    Four     Five     Six      Seven    Eight    Nine     Ten      11+       M      F

 0        0          0.39     0.37     0.26     0.24     0.21     0.21     0.20     0.19     0.18     0.18     0.17    10     10
 1        1          0.34     0.26     0.22     0.21     0.20     0.20     0.19     0.18     0.17     0.17     0.18    11     11
 2        2          0.25     0.22     0.21     0.20     0.19     0.18     0.18     0.17     0.17     0.17     0.18    12     12
 3        3          0.22     0.21     0.20     0.18     0.17     0.18     0.17     0.17     0.17     0.18     0.20    13     13
 4        4          0.20     0.19     0.18     0.17     0.17     0.17     0.16     0.17     0.18     0.20     0.24    14     14


 5        5          0.19     0.19     0.17     0.17     0.16     0.16     0.16     0.17     0.20     0.22     0.26    15     15
 6        6          0.18     0.17     0.16     0.16     0.16     0.16     0.17     0.19     0.22     0.26     0.29    16     16
 7        7          0.16     0.16     0.16     0.16     0.16     0.17     0.19     0.22     0.26     0.29     0.34    17     17
 8        8          0.16     0.16     0.16     0.17     0.18     0.19     0.21     0.25     0.28     0.32     0.36    18     18
 9        9          0.16     0.16     0.17     0.18     0.20     0.21     0.25     0.28     0.32     0.36     0.37    19     19


10       10          0.17     0.18     0.20     0.21     0.24     0.26     0.30     0.34     0.36     0.37     0.37    20     20
11       11-17       0.18     0.20     0.22     0.25     0.27     0.29     0.32     0.36     0.37     0.37     0.38    21     21-27
12       18          0.19     0.22     0.26     0.28     0.29     0.31     0.36     0.37     0.37     0.38     0.39    22     28
13       19          0.21     0.27     0.30     0.31     0.34     0.35     0.37     0.37     0.38     0.39     0.39    23     29
14       20          0.24     0.30     0.32     0.34     0.36     0.37     0.37     0.38     0.39     0.39     0.39    24     30


15       21          0.27     0.32     0.34     0.36     0.37     0.37     0.38     0.39     0.39     0.39     0.39    25     31
16       22          0.28     0.34     0.36     0.37     0.37     0.39     0.39     0.39     0.39     0.39     0.40    26     32
17       23          0.30     0.32     0.35     0.36     0.38     0.38     0.38     0.38     0.39     0.39     0.40    27     33
18       24          0.30     0.32     0.34     0.35     0.37     0.38     0.37     0.37     0.37     0.38     0.41    28     34
19       25          0.30     0.31     0.34     0.35     0.36     0.36     0.35     0.36     0.36     0.37     0.41    28     35


20       26          0.28     0.30     0.34     0.35     0.35     0.35     0.35     0.35     0.35     0.36     0.43    30     36
21       27          0.28     0.32     0.32     0.32     0.34     0.34     0.34     0.34     0.35     0.36     0.43    31     37
22       28          0.27     0.31     0.31     0.31     0.32     0.32     0.32     0.32     0.34     0.35     0.43    32     38
23       29          0.26     0.31     0.31     0.31     0.31     0.31     0.31     0.32     0.34     0.36     0.44    33     39
24       30          0.26     0.30     0.30     0.30     0.30     0.30     0.31     0.32     0.35     0.37     0.46    34     40


25       31          0.25     0.30     0.30     0.30     0.30     0.30     0.31     0.34     0.36     0.39     0.48    35     41
26       33          0.22     0.30     0.30     0.30     0.31     0.32     0.34     0.37     0.41     0.45     0.55    36     42
27       33          0.22     0.30     0.30     0.30     0.31     0.32     0.34     0.37     0.41     0.45     0.55    37     43
28       34          0.22     0.30     0.30     0.31     0.32     0.34     0.34     0.40     0.45     0.48     0.59    38     44
29       35          0.22     0.30     0.32     0.35     0.36     0.36     0.39     0.44     0.48     0.54     0.65    39     45


                                                                      Schedule D

                    RPR SCALE COMPOSITE - NONEXPERIENCE RATED
                          STANDARD ANB RATES PER $1000


 Issue Age                                    Policy  Year                                                            Attained Age
------------        -----------------------------------------------------------------------------------------------   ------------
 M        F         One      Two     Three    Four     Five     Six      Seven    Eight    Nine     Ten      11+       M      F

30       36          0.22     0.32     0.35     0.37     0.38     0.39     0.43     0.48     0.54     0.59     0.72    40     46
31       37          0.24     0.35     0.37     0.39     0.40     0.43     0.47     0.53     0.59     0.66     0.80    41     47
32       38          0.24     0.37     .039     0.43     0.45     0.46     0.52     0.58     0.66     0.74     0.87    42     48
33       39          0.25     0.39     0.43     0.45     0.48     0.50     0.56     0.64     0.73     0.82     0.96    43     49
34       40          0.26     0.43     0.45     0.48     0.53     0.56     0.62     0.71     0.80     0.90     1.06    44     50


35       41          0.27     0.45     0.48     0.53     0.57     0.60     0.68     0.77     0.87     0.99     1.18    45     51
36       42          0.28     0.48     0.53     0.57     0.63     0.67     0.76     0.85     0.96     1.09     1.29    46     52
37       43          0.29     0.53     0.57     0.63     0.68     0.74     0.84     0.94     1.05     1.20     1.40    47     53
38       44          0.30     0.55     0.63     0.68     0.74     0.81     0.93     1.04     1.16     1.32     1.53    48     54
39       45          0.32     0.58     0.67     0.74     0.80     0.90     1.03     1.15     1.29     1.46     1.68    49     55


40       46          0.35     0.62     0.73     0.80     0.86     0.99     1.13     1.27     1.42     1.60     1.84    50     56
41       47          0.36     0.65     0.78     0.86     0.93     1.08     1.24     1.40     1.57     1.75     2.00    51     57
42       48          0.39     0.68     0.84     0.93     1.01     1.18     1.37     1.53     1.71     1.90     2.20    52     58
43       49          0.43     0.72     0.88     1.01     1.10     1.27     1.49     1.67     1.84     2.05     2.41    53     59
44       50          0.46     0.75     0.94     1.10     1.19     1.37     1.61     1.80     1.99     2.20     2.63    54     60


45       51          0.50     0.80     1.02     1.19     1.29     1.49     1.77     1.96     2.14     2.36     2.89    55     61
46       52          0.55     0.85     1.10     1.29     1.39     1.61     1.92     2.12     2.32     2.55     3.18    56     62
47       53          0.59     0.92     1.19     1.39     1.51     1.77     2.09     2.31     2.51     2.77     3.47    57     63
48       54          0.65     1.00     1.28     1.50     1.65     1.95     2.31     2.53     2.76     3.05     3.81    58     64
49       55          0.69     1.06     1.38     1.62     1.79     2.14     2.52     2.77     3.01     3.33     4.18    59     65


50       56          0.73     1.15     1.50     1.76     1.95     2.35     2.76     3.01     3.28     3.64     4.52    60     66
51       57          0.78     1.24     1.62     1.90     2.11     2.56     3.00     3.27     3.56     3.96     4.79    61     67
52       58          0.85     1.33     1.75     2.05     2.26     2.76     3.24     3.52     3.83     4.28     5.06    62     68
53       59          0.92     1.41     1.87     2.18     2.40     2.90     3.45     3.73     4.05     4.52     5.34    63     69
54       60          0.97     1.49     1.99     2.33     2.55     3.06     3.66     3.95     4.29     4.74     5.61    64     70


55       61          1.03     1.57     2.14     2.50     2.73     3.23     3.90     4.19     4.55     4.96     5.88    65     71
56       62          1.10     1.67     2.30     2.70     2.93     3.43     4.14     4.46     4.85     5.40     6.34    66     72
57       63          1.19     1.78     2.49     2.93     3.19     3.67     4.41     4.77     5.22     5.95     6.61    67     73
58       64          1.28     1.93     2.70     3.25     3.53     4.00     4.68     5.15     5.70     6.45     7.16    68     74
59       65          1.39     2.08     2.92     3.60     3.91     4.36     5.03     5.58     6.22     7.08     7.82    69     75


                                                                      Schedule D

                    RPR SCALE COMPOSITE - NONEXPERIENCE RATED
                          STANDARD ANB RATES PER $1000

 Issue Age                                    Policy  Year                                                            Attained Age
------------        -----------------------------------------------------------------------------------------------   ------------
 M        F         One      Two     Three    Four     Five     Six      Seven    Eight    Nine     Ten      11+       M      F

60       66          1.51     2.26     3.17     3.95     4.31     4.76     5.40     6.03     6.80     7.81     8.66     70    76
61       67          1.67     2.48     3.45     4.27     4.75     5.20     5.81     6.52     7.40     8.53     9.48     71    77
62       68          1.86     2.73     3.76     4.57     5.22     5.67     6.27     6.99     7.99     9.25    10.47     72    78
63       69          2.11     3.05     4.12     5.11     5.71     6.16     6.78     7.47     8.55     9.98    11.52     73    79
64       70          2.35     3.37     4.49     5.49     6.20     6.70     7.35     8.01     9.18    10.81    12.71     74    80


65       71          2.60     3.68     4.83     5.85     6.71     7.26     7.97     8.65     9.93    11.76    13.72     75    81
66       72          2.82     3.96     5.14     6.17     7.18     7.85     8.67     9.40    10.83    12.89    14.04     76    82
67       73          2.89     4.07     5.26     6.35     7.65     8.46     9.43    10.27    11.91    13.72    14.36     77    83
68       74          2.91     4.10     5.32     6.47     8.06     9.08    10.28    11.32    13.19    14.24    14.67     78    84
69       75          2.93     4.13     5.38     6.60     8.44     9.73    11.20    12.56    14.21    14.74    15.00     79    85


70       76          2.96     4.17     5.44     6.72     8.77    10.38    12.22    14.00    14.94    15.25    15.31     80    86
71       77          2.98     4.21     5.50     6.84     9.03    11.05    13.31    14.48    15.02    15.27    15.31     81    87
72       78          3.00     4.24     5.56     6.98     9.22    11.74    14.16    14.68    15.09    15.28    15.31     82    88
73       79          3.01     4.28     5.61     7.11     9.37    12.33    14.68    15.09    15.28    15.31    15.31     83    89
74       80          3.33     4.72     6.17     7.83    10.30    13.43    15.09    15.28    15.31    15.31    15.31     84    90


75       81          3.64     5.15     6.74     8.52    11.22    14.75    15.28    15.31    15.31    15.31    15.31     85    91
76       82          4.31     6.10     7.99    10.09    13.27    15.28    15.31    15.31    15.31    15.31    15.31     86    92
77       83          5.42     7.66    10.01    12.64    15.28    15.31    15.31    15.31    15.31    15.31    15.31     87    93
78       84          6.69     9.44    12.34    15.28    15.31    15.31    15.31    15.31    15.31    15.31    15.31     88    94
79       85          8.16    11.54    15.06    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31     89    95


80       86          9.33    13.17    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31     90    96
81       97         10.68    15.11    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31     91    97
82       88         11.88    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31     92    98
83       89         13.20    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31     93    99
84       90         14.65    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31     94


85       91         15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31    15.31     95
                                                                                                              15.31     96
                                                                                                              15.31     97
                                                                                                              15.31     98
                                                                                                              15.31     99
